UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CYNGN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 3, 2026

To the Stockholders of Cyngn Inc.:

You are invited to attend the Annual Meeting of Stockholders of Cyngn Inc., which will be held at 9:00 a.m. Pacific Time at the offices of Cyngn Inc., 1344 Terra Bella Ave., Mountain View, CA 94043, on November 3, 2026.

At the Annual Meeting, you will be asked to act on the following matters:

1.	to elect Class II directors to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified;

2.

to grant discretionary authority to our Board to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150), with the exact ratio to be determined by our Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

3.	to ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

4.	to approve, if necessary, the adjournment or postponement of the Annual Meeting, to continue to solicit votes for all proposals or to establish a quorum; and

5.	to consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Only holders of record of shares of our common stock at the close of business on September 10, 2026 are entitled to receive notice of and to vote at the Annual Meeting or any postponements or adjournments of the meeting. The accompanying Proxy Statement contains details concerning the foregoing items, as well as information on how to vote your shares. Other detailed information about our business and operations, including our audited financial statements, are included in our Annual Report on Form 10-K. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

Dated: September , 2026	By Order of the Board of Directors of Cyngn Inc.

Sincerely,

Lior Tal
Chairman and Chief Executive Officer

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as may be required under applicable securities law.

CYNGN INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 3, 2026

i

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1344 Terra Bella Avenue
Mountain View, CA 94043

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 3, 2026

This proxy statement contains information related to the Annual Meeting of Stockholders of Cyngn Inc. which will be held at 9:00 a.m. Pacific Time at the offices of Cyngn Inc., 1344 Terra Bella Ave., Mountain View, CA 94043, on November 3, 2026, and any postponements or adjournments of the meeting. We first mailed, or made available on the internet, these proxy materials to stockholders on or about [   ]. In this proxy statement, “Company,” “Cyngn,” “we,” “us,” and “our” each refer to Cyngn Inc. and its subsidiaries.

ABOUT THE PROXY MATERIALS

We are furnishing proxy materials to our stockholders of record on September 10, 2026, primarily via the Internet, instead of mailing printed copies of those materials to each stockholder, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of stockholders to be held at the offices of Cyngn Inc., 1344 Terra Bella Ave., Mountain View, CA 94043. This proxy is being solicited by the Board, and the cost of solicitation of the proxies will be paid by us. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 3, 2026

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available at www.cstproxy.com/cyngn/2026. The Annual Report, however, is not a part of the proxy solicitation material.

Notice of Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to the proxy materials for the Annual Meeting via the internet. Instead of mailing printed copies of our proxy materials to each of our stockholders, we have elected to provide online access to the materials under the SEC’s “notice and access” rules. Accordingly, on or about [   ], we will mail a Notice of Internet Availability of Proxy Materials, or Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report, and how to vote your shares. We encourage you to read the proxy materials carefully prior to voting.

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, attend the Annual Meeting and follow the instructions.

●	By Internet. To vote by proxy via the Internet, follow the instructions described on the Notice (or proxy card if you requested printed proxy materials).

●	By Mail. If you requested printed materials, to vote by mail, complete, sign, and date the proxy card and return it in the envelope provided.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy using one of the methods described above to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

●	By Internet. You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Telephone. You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Mail. If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

What You Are Voting On

At the Annual Meeting, there are four matters scheduled for a vote of the stockholders:

●	Election of Directors. The election of Class II directors to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified;

●

Reverse Stock Split Proposal. To grant discretionary authority to the Board to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150), with the exact ratio to be determined by our Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

●	Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026; and

●

Adjournment of the Annual Meeting. To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Election of Directors Proposal, the Reverse Stock Split Proposal, and the Ratification of the Appointment of Independent Registered Public Accounting Firm Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Election of Directors Proposal, the Reverse Stock Split Proposal or the Ratification of the Appointment of Independent Registered Public Accounting Firm Proposal.

You may vote “For the Nominee” or “Withhold Authority for the Nominee”. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Quorum and Required Votes

Only holders of record of shares of our common stock at the close of business on September 10, 2026, the record date, are entitled to vote at the Annual Meeting or any postponements or adjournments of the meeting. As of the record date, we had 15,348,281 shares of common stock outstanding.

The presence at the meeting of 33 1/3% of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting. Each outstanding share of common stock is entitled to one vote.

Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers. Please note that brokers may not vote your shares on the election of directors or any other non-routine matters if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Nominees receiving highest number of votes FOR	Not voted	Not voted
2	Reverse Stock Split	Majority of votes cast	Not voted	Discretionary vote – brokers may vote
3	Ratification of Independent Registered Public Accounting Firm	Majority of votes cast	Not voted	Discretionary vote – brokers may vote
4	Adjournment of the Annual Meeting	Majority of votes cast	Not voted	Discretionary vote – brokers may vote

Recommendation of Board of Directors

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. Specifically, the Board’s recommendations are as follows:

●	FOR the election of the Class II director nominees to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified;

●

FOR the grant of discretionary authority to the Board to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150), with the exact ratio to be determined by our Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

●	FOR the ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

●

FOR the approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Election of Directors Proposal, the Reverse Stock Split Proposal, or the Ratification of the Appointment of Independent Registered Public Accounting Firm Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the proposals.

The proxy holders will vote as recommended by the Board with respect to any other matter that properly comes before the Annual Meeting, including any postponements or adjournments thereof. If the Board on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

Revocation of Proxies

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Cyngn either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a notice and, if applicable, a proxy statement, to those security holders.

A single copy of the Notice and, if applicable, this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from these stockholders. Once you have received notice from your broker, or from us, that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and Proxy Statement, please notify your broker and also notify us by sending your written request to: Cyngn Inc., 1344 Terra Bella Avenue, Mountain View, California 94043, Attention: Investor Relations or by calling Investor Relations at (650) 924-5905.

A stockholder who currently receives multiple copies of the Notice or Proxy Statement at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Voting Procedures and Tabulation of Votes

Our inspector of election will tabulate votes cast by proxy or in person at the Annual Meeting. We will also report the results in a current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board is currently comprised of four members, three non-employee directors (Ms. Macleod, Mr. Makavy and Mr. McDonnell) and one employee director (Mr. Tal, our CEO). The Board is divided into three classes of directors, each serving a staggered three-year term. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the class whose term is then expiring.

The Board has unanimously determined that Ms. Macleod, Mr. Makavy and Mr. McDonnell are “independent” directors, as such term is defined in the Nasdaq Stock Market Rules (the “Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Nominating and Corporate Governance Committee and the Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.

The following table sets forth the names, ages as of the date of this proxy statement, and certain other information for each of the nominees for director at the Annual Meeting, and for each of the continuing members of the Board. Full biographical for our director nominees and continuing directors information is below.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Directors with Terms expiring at the Annual Meeting/Nominees
Karen Macleod	II	61	Director	2021	2026	2029	X	X	X	X
James McDonnell	II	70	Director	2021	2026	2029	X	X	X	X

Continuing Directors
Ran Makavy	III	51	Director	2026	2027	—	X	X	X	X
Lior Tal	I	51	Chief Executive Officer and Director	2016	2028	—	—	—	—	—

Nominees for Directors

Karen Macleod

Ms. Macleod has served as a member of the Board since July 2021 and currently serves as Chair of the Audit Committee. Ms. Macleod served as Founder and Chief Executive Officer of The Arete Group, LLC from 2015 to 2021 and previously served as President of Tatum, Randstand Holdings NV Company from 2011 to 2014, and President of RGP, Inc. (NASDAQ: RGP North America from 2004 to 2009. She joined RGP as one of its founders in 1996 and served on its Board of Directors from 1998 to 2009. Earlier in her career, Ms. Macleod was a Senior Manager in the audit practice of Deloitte from 1985 to 1994. Ms. Macleod served on the Board of Directors of Track Group Inc. (OTCQX — TRCK) from 2016 to 2026, including as Chair of its Audit Committee, and previously served on the Boards of the FWA of New York and Overland Solutions. She also has served on the Board of the Lakeland Hills YMCA since 2020, where she currently serves on the Executive Committee and as Chair of the Finance Committee. She has served as Treasurer and Vice President of the Mountain lakes Garden Club since 2021 and as Treasurer of the New Jersey Garden Club since 2026. Ms. Macleod holds a B.A. in Business Economics from University of California, Santa Barbara and is a Certified Public Accountant.

Ms. Macleod’s audit experience, executive leadership positions, prior and current board experience and her role serving on audit committees qualify her to serve on the Board.

James McDonnell

Mr. McDonnell has served as a member of the Board since September 2021 and currently chairs the Compensation Committee. Mr. McDonnell was Senior Vice President of Sales and Marketing for Vispero, from 2017 to 2022. Mr. McDonnell was VP of sales at Honeywell from 2013 to 2017. Mr. McDonnell served on the board of Asetek from 2014 to 2019. Mr. McDonnell was SVP Sales and Marketing at Intermec from 2010 to 2013. Prior to this, Mr. McDonnell was an SVP and served in many executive sales and marketing roles at Hewlett-Packard from 1983 to 2009. Mr. McDonnell began his career at the General Electric Company from 1977 to 1983. Mr. McDonnell has a BS degree in Electrical engineering from Villanova University.

Mr. McDonnell’s prior experiences in sales and marketing leadership within various technology companies and his experience in industrial markets qualify him to serve on the Board.

Continuing Directors

Lior Tal (Chief Executive Officer and Chairman of the Board of Directors)

Mr. Tal has served as the Company’s Chief Executive Officer and a Director since October 2016. From June 2016 to October 2016, Mr. Tal served as the Company’s Chief Operating Officer. Prior to joining the Company, Mr. Tal was the director of international growth and partnerships at Facebook where he worked from April 2011 to June 2016. Mr. Tal co-founded Snaptu (acquired by Facebook) in September 2007 and was the vice president of business development until May 2011. During his time at Snaptu, Mr. Tal helped grow the user base from launch to tens of millions of users. Prior to co-founding Snaptu, Mr. Tal was a partner at Barzam, Tal, Lerer Attorneys at law & Patent attorneys from March 2004 to August 2007. Mr. Tal has also held leadership roles at Actimize (acquired by NICE), DiskSites (acquired by EMC), and Odigo (acquired by Comverse).

Mr. Tal holds an LLB in Law and a BA in Business Management from Reichman University and an LLM in Law from Tel Aviv University. Mr. Tal’s executive and technology industry experience qualify him to serve on the Board.

Ran Makavy

Mr. Makavy has served as a member of the Board since February 2026 and currently chairs the Nominating and Corporate Governance Committee. Mr. Makavy is a global business leader, investor, and executive with approximately 30 years’ experience in product management and technology engineering. In 2007, he co-founded Snaptu, which was acquired by Facebook in 2011. Following the acquisition, he led emerging markets growth at Facebook and spearheaded the launch of internet.org. He subsequently built the growth team at Lyft, led its technology organization and the rideshare business and helped shepherd the company through its 2019 initial public offering. An active startup investor, Mr. Makavy has backed over sixty startup companies since 2013. He currently serves as an advisor to Dimension, Fora Travel, Argo, and Honeybook.

Mr. Makavy holds a BA in Computer Science from The Open University and an MBA from the Australian Graduate School of Management.

His extensive executive leadership, entrepreneurial background, and deep expertise in technology scaling qualify him to serve on the Board.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past ten (10) years that would require disclosure under Item 401(f) of Regulation S-K.

Board Leadership Structure

The Board believes it is important to retain flexibility in allocating the responsibilities of the CEO and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Accordingly, we do not have a strict policy on whether these roles should be served independently or jointly. Currently, our CEO, Mr. Tal, also serves as our Chairman of the Board.

Mr. McDonnell serves as our Lead Independent Director.

The Board’s Role in Risk Oversight

The Board as a whole actively oversees management of the Company’s risks and looks to its Audit Committee, as well as senior management, to support the Board’s oversight role. The Company’s Audit Committee assists with oversight of financial risks. The full Board regularly receives information through committee reports and from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, technical and strategic risks.

Meetings and Committees of the Board of Directors

Our business, property and affairs are managed under the direction of the Board. The Board provides management oversight, helps guide the Company on strategic planning and approves the Company’s operating budgets. Our independent directors meet regularly in executive sessions. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

The Board holds regularly scheduled quarterly meetings. In addition to the quarterly meetings, typically there is at least one other regularly scheduled meeting and other communication each year. The Board met formally 8 times in fiscal year 2025, each director attended over 85% of all Board meetings held during such director’s tenure on the Board. Our audit committee met 4 times during fiscal year 2025, with each member attending over 75% of the committee meetings.

Board Committees

The Board has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by the Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://www.cyngn.com/ under the “Investor Relations — Corporate Governance” tab.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence requirements under the NASDAQ’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

The Audit Committee

The Audit Committee has the responsibility for, among other things, (i) selecting, retaining and overseeing our independent registered public accounting firm, (ii) obtaining and reviewing a report by independent auditors that describes the accounting firm’s internal quality control, and any material issues or relationships that may impact the auditors, (iii) reviewing and discussing with the independent auditors standards and responsibilities, strategy, scope and timing of audits, any significant risks, and results, (iv) ensuring the integrity of the Company’s financial statements, (v) reviewing and discussing with the Company’s independent auditors any other matters required to be discussed by PCAOB Auditing Standard No. 1301, (vi) reviewing, approving and overseeing any transaction between the Company and any related person and any other potential conflict of interest situations, (vii) reviewing, approving and overseeing related party transactions, and (viii) establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee is comprised of three directors appointed by the Board and currently consists of Ms. Macleod (Chair), Mr. McDonnell and Mr. Makavy. Ms. Cunningham served on the Audit Committee throughout fiscal year 2025 until her resignation from the Board effective December 31, 2025. Mr. Makavy was appointed to the Board and the Audit Committee on February 3, 2026. Each of the members who served during fiscal 2025, Ms. Macleod, Ms. Cunningham and Mr. McDonnell, and each current member satisfies the independence and financial sophistication requirements of the Nasdaq Stock Market listing rules and the independence requirements of Rule 10A-3 under the Exchange Act.

The Board has determined that Ms. Macleod is an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K. For a description of Ms. Macleod’s relevant experience, please see her biographical information contained in section titled “Board of Directors and Corporate Governance” of this proxy statement.

REPORT OF AUDIT COMMITTEE

Review of Fiscal Year 2025 Consolidated Financial Statements

In connection with its review of our Fiscal Year 2025 Consolidated Financial Statements, the Audit Committee has:

(1)	reviewed and discussed the audited consolidated financial statements with management;

(2)	discussed with CBIZ CPAs P.C. (former auditor for the 2025 fiscal year), our former independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

(3)	received from CBIZ CPAs P.C., the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with CBIZ CPAs P.C. their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

By the Audit Committee of the Board of Directors:

Karen Macleod, Chair
Ran Makavy
James McDonnell

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

The Compensation Committee

The Compensation Committee is comprised of members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the meaning of Section 162(m) of the Code. They are also “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The Compensation Committee has the responsibility for, among other things, (i) reviewing and approving the chief executive officer’s compensation based on an evaluation in light of corporate goals and objectives, (ii) reviewing and recommending to the Board the compensation of all other executive officers, (iii) reviewing and recommending to the Board incentive compensation plans and equity plans, (iv) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and related information to be included in the annual report on Form 10-K and proxy statements, and (v) reviewing and recommending to the Board for approval procedures relating to Say on Pay Votes.

Mr. McDonnell serves as Chair of the Compensation Committee and is joined by Ms. Macleod and Mr. Makavy.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised entirely of “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The Nominating and Corporate Governance Committee has the responsibility relating to assisting the Board in, among other things, (i) identifying and screening individuals qualified to become members of our Board, consistent with criteria approved by our Board, (ii) recommending to the Board the approval of nominees for director, (iii) developing and recommending to our Board a set of corporate governance guidelines, and (iv) overseeing the evaluation of our Board of Directors.

Mr. Makavy currently serves as the Chair of the Nominating and Corporate Governance Committee and is joined on the committee by Ms. Macleod and Mr. McDonnell. Ms. Cunningham served as a member of the Nominating and Corporate Governance Committee throughout fiscal year 2025 until her resignation from the Board effective December 31, 2025. Mr. Makavy was appointed to the Board and its committees on February 3, 2026.

The Chair and members of each committee of the Board as of the date of this proxy are summarized in the table below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Karen Macleod – (Independent)	Chair	Member	Member
Ran Makavy – (Independent)	Member	Member	Chair
James McDonnell – (Independent)	Member	Chair	Member

The Chair and members of each committee of the Board for the 2025 fiscal year are summarized in the table below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Karen Macleod – (Independent)	Member	Chair	Member
Colleen Cunningham – (Independent)	Chair	Member	Member
James McDonnell – (Independent)	Member	Member	Chair

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

When considering director candidates, the Nominating and Corporate Governance Committee will evaluate multiple factors in assessing their qualification. A candidate must have extensive and relevant leadership experience including an understanding of the complex challenges of enterprise leadership. An appropriate candidate will have gained appropriate experience and education in some or all of the key areas below.

●	Relevant Sector Experience. Director candidates will have gained their leadership experience in sectors directly relevant to the Company’s business and/or served as the Chief Executive Officer, Chief Operating Officer or other major operating or staff officer of a public corporation, with a background in marketing, finance and/or business operations.

●	Corporate Governance Experience. Director candidates should have sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company.

●	Education. Generally, it is desirable that a Board candidate should hold an undergraduate degree from a respected college or university and in relevant fields of study.

When further considering director candidates, personal attributes and characteristics will be considered. Specifically, these should include the following:

●	Personal. Director candidates should be of the highest moral and ethical character. Candidates must exhibit independence, objectivity and be capable of serving as representatives of the stockholders. The candidates should have demonstrated a personal commitment to areas aligned with the Company’s public interest commitments, such as education, the environment and welfare of the communities in which we operate.

●

Individual Characteristics. Director candidates should have the personal qualities to be able to make a substantial active contribution to Board deliberations. These qualities include intelligence, self-assuredness, a high ethical standard, inter-personal skills, independence, courage, a willingness to ask the difficult question, communication skills and commitment. In considering candidates for election to the Board, the Board should constantly be striving to achieve the diversity of the communities in which the Company operates.

●	Availability. Director candidates must be willing to commit, as well as have, sufficient time available to discharge the duties of Board membership. Generally, therefore, the candidate should not have more than three other corporate board memberships.

●	Compatibility. The Board candidate should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, at the following address: Corporate Secretary, Cyngn Inc., 1344 Terra Bella Avenue, Mountain View, CA 94043, Attn: Board of Directors. Our Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We do not require Board members to attend our Annual Meeting of Stockholders.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and Nasdaq. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders. The Board has approved a set of corporate governance guidelines to promote the functioning of the Board and its Committees and to set forth a common set of expectations as to how the Board should perform its functions. Our Corporate Governance Guidelines are posted on the Company’s website under “Investor Relations — Corporate Governance.” On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

The Board has adopted a written code of business conduct and ethics, applicable to each employee, including our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The code also applies to our agents and representatives, sales representatives and consultants. The code of business conduct and ethics is posted on our website at www.cyngn.com. If we make certain amendments to or waivers of our code of ethics, we intend to satisfy the SEC disclosure requirements by promptly posting the amendment or waiver on our website.

Policies and Procedures for Approval of Related Party Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families is a participant and the amount exceeds $120,000. We refer to these transactions as related party transactions. Related party transactions have the potential to create actual or perceived conflicts of interest between Cyngn and its directors, officers and significant stockholders or their immediate family members. Our Audit Committee is charged with the responsibility to review, approve and oversee related party transactions.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently composed of four members. In accordance with our amended and restated certificate of incorporation, the Board is divided into three staggered classes of directors. At the Annual Meeting, two Class II directors will be elected for a three-year term. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation, or removal. The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and the Board has approved Karen Macleod and James McDonnell as nominees for election as Class II directors at the Annual Meeting. If elected, Karen Macleod and James McDonnell will serve as Class II directors until our 2029 annual meeting of stockholders or until a successor is duly elected and qualified, or until their earlier resignation or removal. We have no reason to believe that either nominee is unable or will decline to serve as a director if elected. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of Karen Macleod and James McDonnell. Although the Company knows of no reason why either nominee could not serve as a director, if either nominee should be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of Ms. Macleod and Mr. McDonnell.

Vote Required

Karen Macleod and James McDonnell will be elected as Class II directors at the Annual Meeting if they receive at least one “FOR” vote. You may vote either FOR the nominees, or WITHHOLD your vote from the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

AUTHORIZATION OF REVERSE STOCK SPLIT

The Board has approved an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would permit (but not require) the Board to effect a Reverse Stock Split of the outstanding shares of our Common Stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150), with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the Board may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our Common Stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our Common Stock is currently listed for trading on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) requires that a company’s common stock have a closing bid price that is greater than or equal to $1.00 per share in order to continue to be listed on the Nasdaq Capital Market. If the closing bid price of a company’s common stock is below the minimum $1.00 per share required for continued listing by Nasdaq for thirty consecutive business days, Nasdaq will notify the company and allow the company an initial period of 180 calendar days to regain compliance. An additional 180-day cure period may also be available under certain circumstances.

We have in the past failed to comply with the Minimum Bid Price Rule and have also regained compliance with the Minimum Bid Price Rule. We expect that we would implement a reverse stock split if needed in order to cause an increase in our stock price to regain compliance with the Minimum Bid Price Rule. If we were to implement a reverse stock split, reducing the number of outstanding shares of our Common Stock should, absent other factors, result in an increase in the per share market price of our Common Stock. However, there is no guarantee that implementing a reverse stock split will increase the price of our Common Stock sufficiently to regain and maintain compliance with the Minimum Bid Price Rule.

The Board believes that retaining our listing on The Nasdaq Capital Market is in the best interests of the Company and our stockholders and is crucial to stockholder value and liquidity and our long-term business prospects.

In addition, we believe that the reverse stock split could enhance our Common Stock’s appeal to the financial community, including institutional investors and the general investing public. We believe that many institutional investors and investment funds are reluctant to invest in lower-priced securities and that many brokerage firms may be reluctant to recommend lower-priced securities to their clients. These institutional investors and brokerage firms may hold the perception that lower-priced securities are less promising as investments or are less liquid in the event that an investor wishes to sell its shares. As a result, we believe that the possible increase in share price caused by the reverse stock split may encourage interest and trading in our Common Stock and thus possibly result in a broader market for the Common Stock than that which currently exists.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, the Board reserves the right not to effect the Reverse Stock Split if in the Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of Common Stock that we are authorized to issue. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Our outstanding shares of Common Stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our certificate of incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our shares for a lesser number of shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Vote required

Approval of Proposal No. 2 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 2.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Representatives of Baker Tilly US, LLP, the Company’s auditors, are expected to be present at the Annual Meeting telephonically, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders present at the meeting.

Stockholder ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Baker Tilly US, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Fees Billed by Independent Registered Public Accounting Firm

The following table summarizes the fees billed by CBIZ CPAs P.C. and Marcum LLP for the fiscal years ended December 31, 2025 and December 31, 2024, inclusive of out-of-pocket expenses. All fees described below were pre-approved by the Audit Committee.

	Year Ended December 31,
Fee Category	2025	2024
Marcum LLP
Audit fees(1)	$-	$154,440
Audit-related fees(2)	-	114,400
Total Marcum LLP fees	$-	$268,840
CBIZ CPAs P.C.
Audit fees(1)	$249,080	$124,800
Audit-related fees(2)	37,250	55,120
Total CBIZ CPAs P.C. fees	$286,330	$179,920

Total fees	$286,330	$448,760

(1)	Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements and consultations on accounting matters directly related to the audit.

(2)	Audit-related fees consist of fees for professional services rendered in connection with the submission of our Registration Statements on Form S-8, Form S-3, Form S-1 and engagement administration.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has established a process for review and approval of fees and services of the independent registered public accounting firm. Requests to the Audit Committee for approval of fees and services for the independent registered public accounting firm are made in writing or via e-mail by our Chief Financial Officer. The request must be specific as to the particular services to be provided but may be either for specific services or a type of service for predictable or recurring services. The Chairman of the Audit Committee reviews the request and provides a response, in writing or via e-mail, to our Chief Financial Officer and approved requests are subsequently ratified by the Committee as a whole. All of the services provided by the independent registered public accounting firm in 2025 and 2024 were pre-approved by the Audit Committee.

Required Vote and Recommendation of Board of Directors

The ratification of Baker Tilly US, LLP as our independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” The affirmative vote of a majority of the shares of our common stock, present or represented and voting at the annual meeting, will be required to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm. Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3, RATIFICATION OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 4

ADJOURNMENT OF THE ANNUAL MEETING

General

In addition to the Election of Directors Proposal, the Reverse Stock Split Proposal, and the Ratification of the Appointment of Independent Registered Public Accounting Firm Proposal, our stockholders are also being asked to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the aforementioned proposals, if there are insufficient votes at the time of such adjournment to approve and adopt the aforementioned proposals. If the Adjournment Proposal is approved, the Annual Meeting could be successively adjourned to another date. In addition, the Board could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Annual Meeting, this Proposal No. 4 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 4. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 4, we do not expect any broker non-votes to result for this Proposal No. 4.

If a quorum is not represented at the Annual Meeting, this Proposal No. 4 will be approved if a majority of the voting power of our Common Stock represented or the person presiding at the Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 4.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities as of September 10, 2026 by (i) any person or group beneficially owning more than 5% of any class of voting securities; (ii) our directors, (iii) each of our named executive officers; and (iv) all executive officers and directors as a group as of the date of September 10, 2026. The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, the address of all listed stockholders is c/o Cyngn Inc., 1344 Terra Bella Avenue, Mountain View, CA 94043.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock(1)
Directors and Officers:
Lior Tal(2)	655	*
Natalie Russell (Chief Financial Officer)(3)	6,723	*
Ran Makavy	0	*
Karen Macleod(4)	11	*
James McDonnell(5)	10	*
All Executive Officers and Directors as a Group (5 persons)	7,399	0.05%

Beneficial owners of more than 5%:
Entities affiliated with Empery Asset Management, LP. (6)	1,404,049	9.15%

●	Less than 1%

(1)

We have based our calculation of the percentage of beneficial ownership on 15,348,281 shares of common stock outstanding on September 10, 2026. We have deemed shares of common stock subject to stock options that are currently exercisable or exercisable within 60 days of September 10, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(2)	Includes 34 shares of common stock held directly and 621 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of September 10, 2026.

(3)

Represents shares of common stock underlying 6,723 options to purchase shares of common stock of the Company which are vested and currently exercisable and shares underlying options which will become exercisable within 60 days of September 10, 2026.

(4)

Includes 9 shares of common stock held directly, and 2 options to purchase shares of common stock of the Company which are vested and currently exercisable and shares underlying options which will become exercisable within 60 days of September 10, 2026.

(5)

Includes 9 shares of common stock held directly, and 1 option to purchase shares of common stock of the Company which are vested and currently exercisable and shares underlying options which will become exercisable within 60 days of September 10, 2026.

(6)	Based solely on a Schedule 13G filed with the SEC on April 22, 2026 by Empery Asset Management, LP. Represents 1,404,049 shares directly owned by Empery Asset Management, LP. Empery Asset Management, LP (the “Investment Manager”) serves as the investment manager to each of the Empery Funds. Mr. Ryan M. Lane is a Managing Member of Empery AM GP, LLC (the “General Partner”), the general partner of the Investment Manager. The principal business address for Empery Asset Management, LP is 1 Rockefeller Plaza, Suite 1205, New York, New York 10020.

WHERE YOU CAN FIND MORE INFORMATION ABOUT CYNGN

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Conduct, as well as the Charters for our Audit, Compensation and Corporate Governance and Nominating Committees are available on our website and amendments to, or waivers of, the Code of Conduct will be disclosed on our website. The address of our website is https://www.cyngn.com/; however, the information found on our website is not part of this proxy statement.

Our Common Stock is traded on the Nasdaq Capital Market under the symbol “CYN.”

Our transfer agent is Continental Stock Transfer & Trust Company. Their address is 1 State Street 30th Floor, New York, NY 10004.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

Cyngn Inc.
1344 Terra Bella Avenue
Mountain View, CA 94043

Attn: Corporate Secretary
Tel: (650) 924-5905

STOCKHOLDER PROPOSALS FOR THE 2027 FISCAL YEAR ANNUAL MEETING OF STOCKHOLDERS

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2027 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion, stockholder proposals must be submitted in writing to Cyngn Inc., 1344 Terra Bella Avenue, Mountain View, California 94043, Attention: Corporate Secretary, before [     ], which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Any such proposal must meet the requirements of the Bylaws and all applicable laws and regulations.

Any stockholder who wishes to have a proposal considered at the 2027 annual meeting of stockholders, or to nominate a director for election at that meeting, but not submitted for inclusion in the proxy statement relating to that meeting, must give advance notice to us prior to the deadline for such meeting. In order for a proposal or nomination to be timely, it must be received by us no earlier than 120 days prior to the anniversary date of the Annual Meeting, and no later than 90 days prior to the anniversary of the Annual Meeting. In the event the 2027 annual meeting of stockholders is being held more than 30 days before or more than 70 days after the anniversary of the Annual Meeting, the submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company’s bylaws, as applicable.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Lior Tal
Chairman and Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE
FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CYNGN INC.,
a Delaware Corporation

Cyngn Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer of the Corporation.

SECOND: That, pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), the first paragraph of Article Fourth of the Fifth Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 110,000,000 shares, consisting of (i) 100,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”).”

Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of the Corporation, each [   ] (__) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, holders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. No cash will be paid in lieu of fractional shares.

THIRD: That the foregoing Certificate of Amendment of the Fifth Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this [            ]th day of [                ], 2026.

By:
Lior Tal
Chief Executive Officer

Appendix A-1